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                                                                    Exhibit 23.1

                          Independent Auditors' Consent


We consent to the incorporation by reference in the registration statement (No. 333-59388) on Form S-8 of our report dated June 11, 2002 appearing in the Annual Report on Form 11-K of INRANGE Technologies Corporation Savings and Stock Ownership Plan for the period from May 1, 2001 (inception) to December 30, 2001.



                             /s/ Plante & Moran, LLP

June 27, 2002
Southfield, Michigan